UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 14, 2007 (September 14, 2007)

SPECTRA ENERGY CAPITAL, LLC

(Exact name of registrant as specified in its charter)

Delaware	0-23977	51-0282142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Westheimer Court, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 713-627-5400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on management’s beliefs and assumptions. These forward-looking statements are identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” “potential,” “forecast,” and similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results to be materially different from the results predicted. Factors that could cause actual results to differ materially from those indicated in any forward-looking statement include, but are not limited to:

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state, federal and foreign legislative and regulatory initiatives that affect cost and investment recovery, have an effect on rate structure, and affect the speed at and degree to which competition enters the natural gas industries;

•	the outcomes of litigation and regulatory investigations, proceedings or inquiries;

•	the weather and other natural phenomena, including the economic, operational and other effects of hurricanes and storms;

•	the timing and extent of changes in commodity prices, interest rates and foreign currency exchange rates;

•	general economic conditions, including any potential effects arising from terrorist attacks and any consequential hostilities or other hostilities;

•	changes in environmental, safety and other laws and regulations;

•	the results of financing efforts, including the ability to obtain financing on favorable terms, which can be affected by various factors, including credit ratings and general economic conditions;

•	declines in the market prices of equity securities and resulting funding requirements for defined benefit pension plans;

•

growth in opportunities, including the timing and success of efforts to develop domestic and international pipeline, storage, gathering, processing and other infrastructure projects and the effects of competition;

•	the performance of natural gas transmission and storage, distribution, and gathering and processing facilities;

•	the extent of success in connecting natural gas supplies to gathering, processing and transmission systems and in connecting to expanding gas markets;

•	the effect of accounting pronouncements issued periodically by accounting standard-setting bodies;

•	conditions of the capital markets and equity markets during the periods covered by the forward-looking statements; and

•

the ability to successfully complete merger, acquisition or divestiture plans; regulatory or other limitations imposed as a result of a merger, acquisition or divestiture; and the success of the business following a merger, acquisition or divestiture.

In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than Spectra Energy Capital, LLC has described. Spectra Energy Capital, LLC undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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ITEM 8.01.	Other Events.

On January 2, 2007, Duke Energy Corporation (Duke Energy) completed the spin-off of its natural gas businesses, primarily comprised of the Natural Gas Transmission and Field Services business segments of Duke Energy that were owned through Duke Energy’s then wholly-owned subsidiary, Spectra Energy Capital, LLC (Spectra Energy Capital, formerly Duke Capital LLC). Duke Energy contributed its ownership interests in Spectra Energy Capital to Spectra Energy Corp (Spectra Energy) and all of the outstanding common stock of Spectra Energy was distributed to Duke Energy’s shareholders.

Effective upon the completion of the spin-off, Spectra Energy Capital adopted new business segments that management believes properly align the various operations of Spectra Energy Capital with how the chief operating decision maker views the business: U.S. Transmission, Distribution, Western Canada Transmission & Processing (combined, formerly Natural Gas Transmission) and Field Services.

The rules of the Securities and Exchange Commission (SEC) require the re-issuance of Spectra Energy Capital’s previously issued financial statements to reflect the subsequent changes in business segments if those financial statements are incorporated by reference in subsequent filings made with the SEC under the Securities Act of 1933, as amended. Accordingly, Spectra Energy Capital is re-issuing its historical financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations for each of the three years in the period ended December 31, 2006, as well as its business and properties descriptions, to conform the business segment disclosures to the current business segment structure as described above. The information in this Form 8-K updates and supersedes Part I. Items 1 and 2 and Part II. Items 7 and 8 of Spectra Energy Capital’s Annual Report on Form 10-K for the year ended December 31, 2006 (the original Form 10-K filing).

No attempt has been made in this Form 8-K to modify or update other disclosures as presented in the original Form 10-K filing. These revisions do not affect Spectra Energy Capital’s consolidated balance sheets, statements of operations, statements of cash flows, or statements of member’s equity and comprehensive income as previously presented in the original Form 10-K filing.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Part I. Item 1. Business
Part I. Item 2. Properties
Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part II. Item 8. Financial Statements and Supplementary Data

99.2	Consent of Independent Registered Public Accounting Firm

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRA ENERGY CAPITAL, LLC

/s/ SABRA L. HARRINGTON
Sabra L. Harrington
Vice President, Chief Financial Officer and Controller

Date: September 14, 2007

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EXHIBIT INDEX

Exhibit Number

99.1	Part I. Item 1. Business
Part I. Item 2. Properties
Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part II. Item 8. Financial Statements and Supplementary Data

99.2	Consent of Independent Registered Public Accounting Firm

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